EXHIBIT 99.2


ALL INFORMATION IN THE FOLLOWING TABLES IS PRESENTED ON A BASIS PREPARED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES
(GAAP), UNLESS OTHERWISE INDICATED.

(PRELIMINARY)

                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)

                                                                       QUARTERS ENDED
                                                                          MARCH 31,
                                                               ------------------------------     PERCENTAGE
                                                                    2004             2003         INC/(DEC)
                                                               -------------    -------------   -------------
REVENUES
  DISCOUNT REVENUE                                             $       2,368    $       1,976            19.8%
  MANAGEMENT AND DISTRIBUTION FEES                                       779              520            49.9
  NET INVESTMENT INCOME                                                  741              767            (3.4)
  CARDMEMBER LENDING NET FINANCE CHARGE REVENUE                          541              552            (1.8)
  NET CARD FEES                                                          472              451             4.7
  TRAVEL COMMISSIONS AND FEES                                            417              340            22.6
  OTHER COMMISSIONS AND FEES                                             529              477            10.8
  INSURANCE AND ANNUITY REVENUES                                         364              314            15.6
  SECURITIZATION INCOME, NET                                             230              211             8.6
  OTHER                                                                  469              415            13.3
                                                               -------------    -------------
    TOTAL REVENUES                                                     6,910            6,023            14.7
EXPENSES
  HUMAN RESOURCES                                                      1,779            1,490            19.4
  PROVISION FOR LOSSES AND BENEFITS                                    1,022            1,110            (8.0)
  MARKETING, PROMOTION, REWARDS
    AND CARDMEMBER SERVICES                                            1,047              775            35.0
  INTEREST                                                               203              230           (11.8)
  OTHER OPERATING EXPENSES                                             1,611            1,422            13.4
                                                               -------------    -------------
    TOTAL EXPENSES                                                     5,662            5,027            12.6
                                                               -------------    -------------
PRETAX INCOME BEFORE ACCOUNTING CHANGE                                 1,248              996            25.3
INCOME TAX PROVISION                                                     383              304            26.5
                                                               -------------    -------------
INCOME BEFORE ACCOUNTING CHANGE                                          865              692            24.8
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX (A)                   (71)               -               -
                                                               -------------    -------------
NET INCOME                                                     $         794    $         692            14.7
                                                               =============    =============

NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO
      CURRENT YEAR PRESENTATION.

(A) REFLECTS A $109 MILLION NON-CASH PRETAX CHARGE ($71 MILLION AFTER-TAX) RELATED TO THE JANUARY 1, 2004 ADOPTION OF SOP 03-1.

(PRELIMINARY)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

(BILLIONS)

                                                                  MARCH 31,     DECEMBER 31,
                                                                    2004           2003
                                                               -------------   -------------
ASSETS
  CASH AND CASH EQUIVALENTS                                    $           5   $           6
  ACCOUNTS RECEIVABLE                                                     31              31
  INVESTMENTS                                                             61              57
  LOANS                                                                   31              32
  SEPARATE ACCOUNT ASSETS                                                 32              31
  OTHER ASSETS                                                            18              18
                                                               -------------   -------------
    TOTAL ASSETS                                               $         178   $         175
                                                               =============   =============

LIABILITIES AND SHAREHOLDERS' EQUITY
  SEPARATE ACCOUNT LIABILITIES                                 $          32   $          31
  SHORT-TERM DEBT                                                         16              19
  LONG-TERM DEBT                                                          24              21
  OTHER LIABILITIES                                                       90              89
                                                               -------------   -------------
    TOTAL LIABILITIES                                                    162             160
                                                               -------------   -------------

  SHAREHOLDERS' EQUITY                                                    16              15
                                                               -------------   -------------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $         178   $         175
                                                               =============   =============

(PRELIMINARY)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (UNAUDITED)

(MILLIONS)

                                                                        QUARTERS ENDED
                                                                           MARCH 31,
                                                               ---------------------------------     PERCENTAGE
                                                                   2004                2003           INC/(DEC)
                                                               -------------       -------------    -------------
REVENUES (A)
  TRAVEL RELATED SERVICES                                      $       5,050       $       4,486               13%
  AMERICAN EXPRESS FINANCIAL ADVISORS                                  1,728               1,411               22
  AMERICAN EXPRESS BANK                                                  210                 197                7
                                                               -------------       -------------
                                                                       6,988               6,094               15
  CORPORATE AND OTHER,
    INCLUDING ADJUSTMENTS AND ELIMINATIONS                               (78)                (71)              (9)
                                                               -------------       -------------
CONSOLIDATED REVENUES                                          $       6,910       $       6,023               15
                                                               =============       =============
PRETAX INCOME (LOSS) BEFORE ACCOUNTING CHANGE
  TRAVEL RELATED SERVICES                                      $         973       $         858               13
  AMERICAN EXPRESS FINANCIAL ADVISORS                                    317                 178               78
  AMERICAN EXPRESS BANK                                                   48                  29               62
                                                               -------------       -------------
                                                                       1,338               1,065               26
  CORPORATE AND OTHER                                                    (90)                (69)             (28)
                                                               -------------       -------------
PRETAX INCOME BEFORE ACCOUNTING CHANGE                         $       1,248       $         996               25
                                                               =============       =============
NET INCOME (LOSS)
  TRAVEL RELATED SERVICES                                      $         665       $         584               14
  AMERICAN EXPRESS FINANCIAL ADVISORS                                    157 (B)             133               18
  AMERICAN EXPRESS BANK                                                   30                  19               55
                                                               -------------       -------------
                                                                         852                 736               14
  CORPORATE AND OTHER                                                    (58)                (44)             (31)
                                                               -------------       -------------

NET INCOME                                                     $         794 (B)   $         692               15
                                                               =============       =============

(A) MANAGED NET REVENUES ARE REPORTED NET OF AMERICAN EXPRESS FINANCIAL ADVISORS' PROVISION FOR LOSSES AND BENEFITS AND EXCLUDE THE EFFECT OF TRS' SECURITIZATION ACTIVITIES. THE FOLLOWING TABLE RECONCILES CONSOLIDATED GAAP REVENUES TO MANAGED BASIS NET REVENUES:

     GAAP REVENUES                                             $       6,910       $       6,023               15%
       EFFECT OF TRS SECURITIZATIONS                                     279                 264
       EFFECT OF AEFA PROVISIONS                                        (501)               (506)
                                                               -------------       -------------
     MANAGED NET REVENUES                                      $       6,688       $       5,781               16
                                                               =============       =============

(B) REFLECTS A $109 MILLION NON-CASH PRETAX CHARGE ($71 MILLION AFTER-TAX) RELATED TO THE JANUARY 1, 2004 ADOPTION OF SOP 03-1.

(PRELIMINARY)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (UNAUDITED)

                                                                        QUARTERS ENDED
                                                                           MARCH 31,
                                                               ---------------------------------     PERCENTAGE
                                                                   2004                2003           INC/(DEC)
                                                               -------------       -------------    -------------
EARNINGS PER SHARE

BASIC
    INCOME BEFORE ACCOUNTING CHANGE                            $        0.68       $        0.53               28%

    NET INCOME                                                 $        0.62 (A)   $        0.53               17%
                                                               =============       =============

AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)                           1,277               1,297               (2)%
                                                               =============       =============

DILUTED
    INCOME BEFORE ACCOUNTING CHANGE                            $        0.66       $        0.53               25%

    NET INCOME                                                 $        0.61 (A)   $        0.53               15%
                                                               =============       =============

AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)                           1,305               1,305                -
                                                               =============       =============

CASH DIVIDENDS DECLARED PER COMMON SHARE                       $        0.10       $        0.08               25%
                                                               =============       =============

                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

                                                                        QUARTERS ENDED
                                                                           MARCH 31,
                                                               ---------------------------------     PERCENTAGE
                                                                   2004                2003           INC/(DEC)
                                                               -------------       -------------    -------------
RETURN ON AVERAGE TOTAL SHAREHOLDERS' EQUITY (B)                        20.7%               20.0%
COMMON SHARES OUTSTANDING (MILLIONS)                                   1,281               1,298               (1)%
BOOK VALUE PER COMMON SHARE                                    $       12.30       $       10.84               13%
SHAREHOLDERS' EQUITY (BILLIONS)                                $        15.8       $        14.1               12%

(A) REFLECTS A $109 MILLION NON-CASH PRETAX CHARGE ($71 MILLION AFTER-TAX), OR $0.06 ON A BASIC PER SHARE BASIS AND $0.05 ON A DILUTED PER SHARE BASIS, RELATED TO THE JANUARY 1, 2004 ADOPTION OF SOP 03-1.

(B) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL SHAREHOLDERS' EQUITY AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(PRELIMINARY)

                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)

                                                                                QUARTERS ENDED
                                          ----------------------------------------------------------------------------------------
                                            MARCH 31,           DECEMBER 31,        SEPTEMBER 30,       JUNE 30,       MARCH 31,
                                              2004                 2003                 2003             2003            2003
                                          -------------        -------------        -------------    -------------   -------------
REVENUES
  DISCOUNT REVENUE                        $       2,368        $       2,432        $       2,221    $       2,152   $       1,976
  MANAGEMENT AND DISTRIBUTION FEES                  779                  758                  603              569             520
  NET INVESTMENT INCOME                             741                  786                  730              780             767
  CARDMEMBER LENDING NET FINANCE CHARGE
    REVENUE                                         541                  531                  476              483             552
  NET CARD FEES                                     472                  467                  462              455             451
  TRAVEL COMMISSIONS AND FEES                       417                  445                  349              373             340
  OTHER COMMISSIONS AND FEES                        529                  531                  486              466             477
  INSURANCE AND ANNUITY REVENUES                    364                  366                  345              341             314
  SECURITIZATION INCOME, NET                        230                  293                  301              345             211
  OTHER                                             469                  459                  446              392             415
                                          -------------        -------------        -------------    -------------   -------------
    TOTAL REVENUES                                6,910                7,068                6,419            6,356           6,023
EXPENSES
  HUMAN RESOURCES                                 1,779                1,708                1,559            1,576           1,490
  PROVISION FOR LOSSES AND BENEFITS               1,022                1,164                1,080            1,075           1,110
  MARKETING, PROMOTION, REWARDS
    AND CARDMEMBER SERVICES                       1,047                1,166                1,016              944             775
  INTEREST                                          203                  205                  239              231             230
  OTHER OPERATING EXPENSES                        1,611                1,735                1,463            1,433           1,422
  RESTRUCTURING CHARGES                               -                    -                   (2)               -               -
                                          -------------        -------------        -------------    -------------   -------------
    TOTAL EXPENSES                                5,662                5,978                5,355            5,259           5,027
                                          -------------        -------------        -------------    -------------   -------------
PRETAX INCOME BEFORE ACCOUNTING CHANGE            1,248                1,090                1,064            1,097             996
INCOME TAX PROVISION                                383                  314                  294              335             304
                                          -------------        -------------        -------------    -------------   -------------
INCOME BEFORE ACCOUNTING CHANGE                     865                  776                  770              762             692
CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
  NET OF TAX                                        (71) (A)             (13) (B)               -                -               -
                                          -------------        -------------        -------------    -------------   -------------
NET INCOME                                $         794        $         763        $         770    $         762   $         692
                                          =============        =============        =============    =============   =============

NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO
      CURRENT YEAR PRESENTATION.

(A) REFLECTS A $109 MILLION NON-CASH PRETAX CHARGE ($71 MILLION AFTER-TAX) RELATED TO THE JANUARY 1, 2004 ADOPTION OF SOP 03-1.

(B) REFLECTS A $20 MILLION NON-CASH PRETAX CHARGE ($13 MILLION AFTER-TAX) RELATED TO THE DECEMBER 31, 2003 ADOPTION OF FIN 46, AS REVISED.

(PRELIMINARY)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (UNAUDITED)

(MILLIONS)

                                                                                QUARTERS ENDED
                                          ----------------------------------------------------------------------------------------
                                            MARCH 31,           DECEMBER 31,        SEPTEMBER 30,       JUNE 30,       MARCH 31,
                                              2004                 2003                 2003             2003            2003
                                          -------------        -------------        -------------    -------------   -------------
REVENUES (A)
  TRAVEL RELATED SERVICES                 $       5,050        $       5,211        $       4,758    $       4,734   $       4,486
  AMERICAN EXPRESS FINANCIAL ADVISORS             1,728                1,740                1,525            1,496           1,411
  AMERICAN EXPRESS BANK                             210                  205                  199              200             197
                                          -------------        -------------        -------------    -------------   -------------
                                                  6,988                7,156                6,482            6,430           6,094
  CORPORATE AND OTHER,
    INCLUDING ADJUSTMENTS AND
    ELIMINATIONS                                    (78)                 (88)                 (63)             (74)            (71)
                                          -------------        -------------        -------------    -------------   -------------
CONSOLIDATED REVENUES                     $       6,910        $       7,068        $       6,419    $       6,356   $       6,023
                                          =============        =============        =============    =============   =============
PRETAX INCOME (LOSS) BEFORE ACCOUNTING
  CHANGE
    TRAVEL RELATED SERVICES               $         973        $         884        $         892    $         937   $         858
    AMERICAN EXPRESS FINANCIAL ADVISORS             317                  248                  224              209             178
    AMERICAN EXPRESS BANK                            48                   42                   41               39              29
                                          -------------        -------------        -------------    -------------   -------------
                                                  1,338                1,174                1,157            1,185           1,065
    CORPORATE AND OTHER                             (90)                 (84)                 (93)             (88)            (69)
                                          -------------        -------------        -------------    -------------   -------------
PRETAX INCOME BEFORE ACCOUNTING CHANGE    $       1,248        $       1,090        $       1,064    $       1,097   $         996
                                          =============        =============        =============    =============   =============
NET INCOME (LOSS)
  TRAVEL RELATED SERVICES                 $         665        $         606        $         606    $         634   $         584
  AMERICAN EXPRESS FINANCIAL ADVISORS               157 (B)              182 (C)              197              157             133
  AMERICAN EXPRESS BANK                              30                   29                   27               27              19
                                          -------------        -------------        -------------    -------------   -------------
                                                    852                  817                  830              818             736
  CORPORATE AND OTHER                               (58)                 (54)                 (60)             (56)            (44)
                                          -------------        -------------        -------------    -------------   -------------
NET INCOME                                $         794 (B)    $         763 (C)    $         770    $         762   $         692
                                          =============        =============        =============    =============   =============

(A) MANAGED NET REVENUES ARE REPORTED NET OF AMERICAN EXPRESS FINANCIAL ADVISORS' PROVISION FOR LOSSES AND BENEFITS AND EXCLUDE THE EFFECT OF TRS' SECURITIZATION ACTIVITIES. THE FOLLOWING TABLE RECONCILES CONSOLIDATED GAAP REVENUES TO MANAGED BASIS NET REVENUES:

     GAAP REVENUES                        $       6,910        $       7,068        $       6,419    $       6,356   $       6,023
       EFFECT OF TRS SECURITIZATIONS                279                  208                  255              216             264
       EFFECT OF AEFA PROVISIONS                   (501)                (555)                (535)            (526)           (506)
                                          -------------        -------------        -------------    -------------   -------------
     MANAGED NET REVENUES                 $       6,688        $       6,721        $       6,139    $       6,046   $       5,781
                                          =============        =============        =============    =============   =============

(B) REFLECTS A $109 MILLION NON-CASH PRETAX CHARGE ($71 MILLION AFTER-TAX) RELATED TO THE JANUARY 1, 2004 ADOPTION OF SOP 03-1.

(C) REFLECTS A $20 MILLION NON-CASH PRETAX CHARGE ($13 MILLION AFTER-TAX) RELATED TO THE DECEMBER 31, 2003 ADOPTION OF FIN 46, AS REVISED.

(PRELIMINARY)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                 (UNAUDITED)

                                                                                QUARTERS ENDED
                                          ----------------------------------------------------------------------------------------
                                            MARCH 31,           DECEMBER 31,        SEPTEMBER 30,       JUNE 30,       MARCH 31,
                                              2004                 2003                 2003             2003            2003
                                          -------------        -------------        -------------    -------------   -------------
EARNINGS PER SHARE

BASIC
    INCOME BEFORE ACCOUNTING CHANGE       $        0.68        $        0.61        $        0.60    $        0.59   $        0.53

    NET INCOME                            $        0.62 (A)    $        0.60 (B)    $        0.60    $        0.59   $        0.53
                                          =============        =============        =============    =============   =============

AVERAGE COMMON SHARES OUTSTANDING
  (MILLIONS)                                      1,277                1,277                1,278            1,283           1,297
                                          =============        =============        =============    =============   =============

DILUTED
    INCOME BEFORE ACCOUNTING CHANGE       $        0.66        $        0.60        $        0.59    $        0.59   $        0.53

    NET INCOME                            $        0.61 (A)    $        0.59 (B)    $        0.59    $        0.59   $        0.53
                                          =============        =============        =============    =============   =============

AVERAGE COMMON SHARES OUTSTANDING
  (MILLIONS)                                      1,305                1,299                1,297            1,295           1,305
                                          =============        =============        =============    =============   =============

CASH DIVIDENDS DECLARED PER COMMON SHARE  $        0.10        $        0.10        $        0.10    $        0.10   $        0.08
                                          =============        =============        =============    =============   =============

                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

                                                                                QUARTERS ENDED
                                          ----------------------------------------------------------------------------------------
                                            MARCH 31,           DECEMBER 31,        SEPTEMBER 30,       JUNE 30,       MARCH 31,
                                              2004                 2003                 2003             2003            2003
                                          -------------        -------------        -------------    -------------   -------------
RETURN ON AVERAGE TOTAL SHAREHOLDERS'
  EQUITY (C)                                       20.7%                20.6%                20.4%            20.1%           20.0%
COMMON SHARES OUTSTANDING (MILLIONS)              1,281                1,284                1,285            1,286           1,298
BOOK VALUE PER COMMON SHARE               $       12.30        $       11.93        $       11.54    $       11.27   $       10.84
SHAREHOLDERS' EQUITY (BILLIONS)           $        15.8        $        15.3        $        14.8    $        14.5   $        14.1

(A) REFLECTS A $109 MILLION NON-CASH PRETAX CHARGE ($71 MILLION AFTER-TAX), OR $0.06 ON A BASIC PER SHARE BASIS AND $0.05 ON A DILUTED PER SHARE BASIS, RELATED TO THE JANUARY 1, 2004 ADOPTION OF SOP 03-1.

(B) REFLECTS A $20 MILLION NON-CASH PRETAX CHARGE ($13 MILLION AFTER-TAX), OR $0.01 PER SHARE ON BOTH A BASIC AND DILUTED BASIS, RELATED TO THE DECEMBER 31, 2003 ADOPTION OF FIN 46, AS REVISED.

(C) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL SHAREHOLDERS' EQUITY AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(PRELIMINARY)

                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)

                                                                       QUARTERS ENDED
                                                                          MARCH 31,
                                                               -----------------------------     PERCENTAGE
                                                                    2004             2003         INC/(DEC)
                                                               -------------   -------------    -----------
NET REVENUES:
  DISCOUNT REVENUE                                             $       2,368   $       1,976           19.8%
  NET CARD FEES                                                          472             451            4.7
  LENDING:
    FINANCE CHARGE REVENUE                                               668             681           (1.8)
    INTEREST EXPENSE                                                     127             129           (1.7)
                                                               -------------   -------------
      NET FINANCE CHARGE REVENUE                                         541             552           (1.8)
  TRAVEL COMMISSIONS AND FEES                                            417             340           22.6
  OTHER COMMISSIONS AND FEES                                             510             464           10.0
  TRAVELERS CHEQUE INVESTMENT INCOME                                      93              92            1.3
  SECURITIZATION INCOME, NET                                             230             211            8.6
  OTHER REVENUES                                                         419             400            4.5
                                                               -------------   -------------
        TOTAL NET REVENUES                                             5,050           4,486           12.6
                                                               -------------   -------------
EXPENSES:
  MARKETING, PROMOTION, REWARDS
    AND CARDMEMBER SERVICES                                            1,023             761           34.5
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                                          198             208           (5.2)
    LENDING                                                              287             331          (13.5)
    OTHER                                                                 29              31           (2.4)
                                                               -------------   -------------
      TOTAL                                                              514             570           (9.9)
  CHARGE CARD INTEREST EXPENSE                                           168             209          (19.5)
  HUMAN RESOURCES                                                      1,065             916           16.2
  OTHER OPERATING EXPENSES                                             1,307           1,172           11.4
                                                               -------------   -------------
        TOTAL EXPENSES                                                 4,077           3,628           12.4
                                                               -------------   -------------
PRETAX INCOME                                                            973             858           13.4
INCOME TAX PROVISION                                                     308             274           12.6
                                                               -------------   -------------
NET INCOME                                                     $         665   $         584           13.8
                                                               =============   =============

NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO
      CURRENT YEAR PRESENTATION.

(PRELIMINARY)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (UNAUDITED)

QUARTERS ENDED MARCH 31,
(MILLIONS)

                                                     GAAP BASIS                                    SECURITIZATION EFFECT
                                           -----------------------------      PERCENTAGE       ------------------------------
                                               2004             2003          INC/(DEC)            2004             2003
                                           -------------   -------------    -------------      -------------    -------------
NET REVENUES:
  DISCOUNT REVENUE                         $       2,368   $       1,976             19.8%
  NET CARD FEES                                      472             451              4.7
  LENDING:
    FINANCE CHARGE REVENUE                           668             681             (1.8)     $         539    $         489
    INTEREST EXPENSE                                 127             129             (1.7)                83               64
                                           -------------   -------------                       -------------    -------------
      NET FINANCE CHARGE REVENUE                     541             552             (1.8)               456              425
  TRAVEL COMMISSIONS AND FEES                        417             340             22.6
  OTHER COMMISSIONS AND FEES                         510             464             10.0                 53               50
  TRAVELERS CHEQUE INVESTMENT INCOME                  93              92              1.3
  SECURITIZATION INCOME, NET                         230             211              8.6               (230)            (211)
  OTHER REVENUES                                     419             400              4.5
                                           -------------   -------------                       -------------    -------------
        TOTAL NET REVENUES                         5,050           4,486             12.6                279              264
                                           -------------   -------------                       -------------    -------------
EXPENSES:
  MARKETING, PROMOTION, REWARDS
    AND CARDMEMBER SERVICES                        1,023             761             34.5                 (4)             (26)
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                      198             208             (5.2)
    LENDING                                          287             331            (13.5)               287              307
    OTHER                                             29              31             (2.4)
                                           -------------   -------------                       -------------    -------------
      TOTAL                                          514             570             (9.9)               287              307
  CHARGE CARD INTEREST EXPENSE                       168             209            (19.5)
  HUMAN RESOURCES                                  1,065             916             16.2
  OTHER OPERATING EXPENSES                         1,307           1,172             11.4                 (4)             (17)
                                           -------------   -------------                       -------------    -------------
        TOTAL EXPENSES                             4,077           3,628             12.4      $         279    $         264
                                           -------------   -------------                       -------------    -------------
PRETAX INCOME                                        973             858             13.4
INCOME TAX PROVISION                                 308             274             12.6
                                           -------------   -------------
NET INCOME                                 $         665   $         584             13.8
                                           =============   =============

                                                   MANAGED BASIS
                                           -----------------------------     PERCENTAGE
                                               2004            2003          INC/(DEC)
                                           -------------   -------------    -------------
NET REVENUES:
  DISCOUNT REVENUE
  NET CARD FEES
  LENDING:
    FINANCE CHARGE REVENUE                 $       1,207   $       1,170              3.3%
    INTEREST EXPENSE                                 210             193              8.9
                                           -------------   -------------
      NET FINANCE CHARGE REVENUE                     997             977              2.1
  TRAVEL COMMISSIONS AND FEES
  OTHER COMMISSIONS AND FEES                         563             514              9.6
  TRAVELERS CHEQUE INVESTMENT INCOME
  SECURITIZATION INCOME, NET                           -               -                -
  OTHER REVENUES
                                           -------------   -------------
        TOTAL NET REVENUES                         5,329           4,750             12.2
                                           -------------   -------------
EXPENSES:
  MARKETING, PROMOTION, REWARDS
    AND CARDMEMBER SERVICES                        1,019             735             38.6
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD
    LENDING                                          574             638            (10.0)
    OTHER
                                           -------------   -------------
      TOTAL                                          801             877             (8.6)
  CHARGE CARD INTEREST EXPENSE
  HUMAN RESOURCES
  OTHER OPERATING EXPENSES                         1,303           1,155             12.8
                                           -------------   -------------
        TOTAL EXPENSES                     $       4,356   $       3,892             11.9
                                           -------------   -------------


NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO
      CURRENT YEAR PRESENTATION.

SECURITIZATION INCOME, NET REPRESENTS REVENUE RELATED TO THE COMPANY'S SECURITIZED LOAN RECEIVABLES, WHICH INCLUDES GAINS RECORDED AT THE TIME OF SECURITIZATION, NET FINANCE CHARGE REVENUE ON RETAINED INTERESTS IN SECURITIZED LOANS AND SERVICING INCOME NET OF RELATED DISCOUNTS. MANAGEMENT VIEWS THE GAINS FROM SECURITIZATIONS AS DISCRETIONARY BENEFITS TO BE USED FOR CARD ACQUISITION EXPENSES, WHICH ARE REFLECTED IN MARKETING, PROMOTION, REWARDS AND CARDMEMBER SERVICES EXPENSES AND OTHER OPERATING EXPENSES. CONSEQUENTLY, THE ABOVE MANAGED SELECTED FINANCIAL INFORMATION FOR THE QUARTERS ENDED MARCH 31, 2004 AND MARCH 31, 2003 ASSUME THAT NET ACTIVITY OF $8 MILLION AND $43 MILLION, RESPECTIVELY, FROM LENDING SECURITIZATIONS WAS OFFSET BY HIGHER MARKETING, PROMOTION, REWARDS AND CARDMEMBER SERVICES EXPENSES OF $4 MILLION AND $26 MILLION, RESPECTIVELY, AND OTHER OPERATING EXPENSES OF $4 MILLION AND $17 MILLION, RESPECTIVELY. ACCORDINGLY, THE INCREMENTAL EXPENSES, AS WELL AS THE NET ACTIVITY, HAVE BEEN ELIMINATED.

(PRELIMINARY)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (UNAUDITED)

QUARTERS ENDED
(MILLIONS)

                                                      GAAP BASIS                                 SECURITIZATION EFFECT
                                    --------------------------------------------    -----------------------------------------------
                                     DECEMBER 31,   SEPTEMBER 30,      JUNE 30,      DECEMBER 31,    SEPTEMBER 30,       JUNE 30,
                                        2003            2003             2003           2003             2003              2003
                                    -------------   -------------   -------------   -------------    -------------    -------------
NET REVENUES:
  DISCOUNT REVENUE                  $       2,432   $       2,221   $       2,152
  NET CARD FEES                               467             462             455
  LENDING:
    FINANCE CHARGE REVENUE                    654             592             598   $         532    $         585    $         566
    INTEREST EXPENSE                          123             116             115              84               74               50
                                    -------------   -------------   -------------   -------------    -------------    -------------
      NET FINANCE CHARGE REVENUE              531             476             483             448              511              516
  TRAVEL COMMISSIONS AND FEES                 445             349             373
  OTHER COMMISSIONS AND FEES                  515             465             457              53               45               45
  TRAVELERS CHEQUE INVESTMENT
    INCOME                                     93              90              92
  SECURITIZATION INCOME, NET                  293             301             345            (293)            (301)            (345)
  OTHER REVENUES                              435             394             377
                                    -------------   -------------   -------------   -------------    -------------    -------------
        TOTAL NET REVENUES                  5,211           4,758           4,734             208              255              216
                                    -------------   -------------   -------------   -------------    -------------    -------------
EXPENSES:
  MARKETING, PROMOTION, REWARDS
    AND CARDMEMBER SERVICES                 1,141             994             918               -                -              (48)
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                               227             213             205
    LENDING                                   330             279             278             208              255              297
    OTHER                                      28              31              37
                                    -------------   -------------   -------------   -------------    -------------    -------------
      TOTAL                                   585             523             520             208              255              297
  CHARGE CARD INTEREST EXPENSE                187             186             204
  HUMAN RESOURCES                           1,003             938             965
  OTHER OPERATING EXPENSES                  1,411           1,225           1,190               -                -              (33)
                                    -------------   -------------   -------------   -------------    -------------    -------------
        TOTAL EXPENSES                      4,327           3,866           3,797   $         208    $         255    $         216
                                    -------------   -------------   -------------   -------------    -------------    -------------
PRETAX INCOME                                 884             892             937
INCOME TAX PROVISION                          278             286             303
                                    -------------   -------------   -------------
NET INCOME                          $         606   $         606   $         634
                                    =============   =============   =============

                                                     MANAGED BASIS
                                    ---------------------------------------------
                                     DECEMBER 31,   SEPTEMBER 30,      JUNE 30,
                                        2003             2003            2003
                                    -------------   -------------   -------------
NET REVENUES:
  DISCOUNT REVENUE
  NET CARD FEES
  LENDING:
    FINANCE CHARGE REVENUE          $       1,186   $       1,177   $       1,164
    INTEREST EXPENSE                          207             190             165
                                    -------------   -------------   -------------
      NET FINANCE CHARGE REVENUE              979             987             999
  TRAVEL COMMISSIONS AND FEES
  OTHER COMMISSIONS AND FEES                  568             510             502
  TRAVELERS CHEQUE INVESTMENT
    INCOME
  SECURITIZATION INCOME, NET                    -               -               -
  OTHER REVENUES
                                    -------------   -------------   -------------
        TOTAL NET REVENUES                  5,419           5,013           4,950
                                    -------------   -------------   -------------
EXPENSES:
  MARKETING, PROMOTION, REWARDS
    AND CARDMEMBER SERVICES                 1,141             994             870
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD
    LENDING                                   538             534             575
    OTHER
                                    -------------   -------------   -------------
      TOTAL                                   793             778             817
  CHARGE CARD INTEREST EXPENSE
  HUMAN RESOURCES
  OTHER OPERATING EXPENSES                  1,411           1,225           1,157
                                    -------------   -------------   -------------
        TOTAL EXPENSES              $       4,535   $       4,121   $       4,013
                                    -------------   -------------   -------------


NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO
      CURRENT YEAR PRESENTATION.

SECURITIZATION INCOME, NET REPRESENTS REVENUE RELATED TO THE COMPANY'S SECURITIZED LOAN RECEIVABLES, WHICH INCLUDES GAINS RECORDED AT THE TIME OF SECURITIZATION, NET FINANCE CHARGE REVENUE ON RETAINED INTERESTS IN SECURITIZED LOANS AND SERVICING INCOME NET OF RELATED DISCOUNTS. MANAGEMENT VIEWS THE GAINS FROM SECURITIZATIONS AS DISCRETIONARY BENEFITS TO BE USED FOR CARD ACQUISITION EXPENSES, WHICH ARE REFLECTED IN MARKETING, PROMOTION, REWARDS AND CARDMEMBER SERVICES EXPENSES AND OTHER OPERATING EXPENSES. CONSEQUENTLY, THE ABOVE MANAGED SELECTED FINANCIAL INFORMATION FOR THE QUARTER ENDED JUNE 30, 2003 ASSUMES THAT NET ACTIVITY OF $81 MILLION FROM LENDING SECURITIZATIONS WAS OFFSET BY HIGHER MARKETING, PROMOTION, REWARDS AND CARDMEMBER SERVICES EXPENSES OF $48 MILLION AND OTHER OPERATING EXPENSES OF $33 MILLION. ACCORDINGLY, THE INCREMENTAL EXPENSES, AS WELL AS THE NET ACTIVITY, HAVE BEEN ELIMINATED.

(PRELIMINARY)

                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                            QUARTERS ENDED
                                                               MARCH 31,
                                                     ------------------------------     PERCENTAGE
                                                         2004              2003          INC/(DEC)
                                                     -------------    -------------    -------------
TOTAL CARDS-IN-FORCE (MILLIONS) (A):
  UNITED STATES                                               37.0             35.2              5.4%
  OUTSIDE THE UNITED STATES                                   24.6             22.4              9.7
                                                     -------------    -------------
      TOTAL                                                   61.6             57.6              7.1
                                                     =============    =============
BASIC CARDS-IN-FORCE (MILLIONS):
  UNITED STATES                                               28.1             27.1              3.8%
  OUTSIDE THE UNITED STATES                                   20.4             18.5             10.2
                                                     -------------    -------------
      TOTAL                                                   48.5             45.6              6.4
                                                     =============    =============
CARD BILLED BUSINESS:
  UNITED STATES                                      $        70.1    $        58.9             19.1%
  OUTSIDE THE UNITED STATES                                   25.3             19.9             27.0
                                                     -------------    -------------
      TOTAL                                          $        95.4    $        78.8             21.1
                                                     =============    =============

AVERAGE DISCOUNT RATE (A)                                     2.59%            2.60%
AVERAGE BASIC CARDMEMBER SPENDING (DOLLARS) (A)      $       2,202    $       1,894             16.3%
AVERAGE FEE PER CARD  - MANAGED (DOLLARS) (A)        $          35    $          35                -
NON-AMEX BRAND (B):
  CARDS-IN-FORCE (MILLIONS)                                    0.7              0.7              1.1%
  BILLED BUSINESS                                    $         1.0    $         0.9              8.5%
TRAVEL SALES                                         $         4.8    $         3.7             30.3%
  TRAVEL COMMISSIONS AND FEES/SALES (C)                        8.7%             9.3%
TRAVELERS CHEQUE AND PREPAID PRODUCTS:
  SALES                                              $         4.4    $         4.1              6.1%
  AVERAGE OUTSTANDING                                $         6.8    $         6.5              5.2%
  AVERAGE INVESTMENTS                                $         7.3    $         6.9              6.4%
  INVESTMENT YIELD                                             5.4%             5.6%
  TAX EQUIVALENT YIELD                                         8.3%             8.6%
TOTAL DEBT                                           $        38.7    $        34.1             13.7%
SHAREHOLDER'S EQUITY                                 $         8.1    $         7.5              8.2%
RETURN ON AVERAGE TOTAL SHAREHOLDER'S EQUITY (D)              31.7%            31.3%
RETURN ON AVERAGE TOTAL ASSETS (E)                             3.4%             3.3%


(A) CARDS-IN-FORCE INCLUDE PROPRIETARY CARDS AND CARDS ISSUED UNDER NETWORK PARTNERSHIP AGREEMENTS OUTSIDE THE UNITED STATES. AVERAGE DISCOUNT RATE, AVERAGE BASIC CARDMEMBER SPENDING AND AVERAGE FEE PER CARD ARE COMPUTED FROM PROPRIETARY CARD ACTIVITIES ONLY.

(B) THESE DATA RELATE TO VISA AND EUROCARDS ISSUED IN CONNECTION WITH JOINT VENTURE ACTIVITIES.

(C)  COMPUTED FROM INFORMATION PROVIDED HEREIN.

(D) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL SHAREHOLDER'S EQUITY AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(E) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL ASSETS AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(PRELIMINARY)

                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (UNAUDITED)

(BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                                        QUARTERS ENDED
                                                                           MARCH 31,
                                                               -------------------------------       PERCENTAGE
                                                                   2004              2003            INC/(DEC)
                                                               -------------     -------------     -------------
WORLDWIDE CHARGE CARD RECEIVABLES:
  TOTAL RECEIVABLES                                            $        27.9     $        24.3              14.5%
  90 DAYS PAST DUE AS A % OF TOTAL                                       2.0%              2.4%
  LOSS RESERVES (MILLIONS)                                     $         896     $         923              (2.9)%
    % OF RECEIVABLES                                                     3.2%              3.8%
    % OF 90 DAYS PAST DUE                                                164%              159%
  NET LOSS RATIO AS A % OF CHARGE VOLUME                                0.26%             0.28%

WORLDWIDE LENDING - OWNED BASIS:
  TOTAL LOANS                                                  $        24.5     $        22.0              11.2%
  PAST DUE LOANS AS A % OF TOTAL:
    30-89 DAYS                                                           1.7%              1.8%
    90+ DAYS                                                             1.1%              1.2%
  LOSS RESERVES (MILLIONS):
    BEGINNING BALANCE                                          $         998     $       1,030              (3.1)%
      PROVISION                                                          257               300             (14.1)
      NET CHARGE-OFFS                                                   (264)             (309)            (14.4)
      OTHER                                                                3                 4             (33.5)
                                                               -------------     -------------
    ENDING BALANCE                                             $         994     $       1,025              (3.0)
                                                               =============     =============
    % OF LOANS                                                           4.1%              4.7%
    % OF PAST DUE                                                        145%              153%
  AVERAGE LOANS                                                $        25.1     $        22.2              13.2%
  NET WRITE-OFF RATE                                                     4.2%              5.6%
  NET INTEREST YIELD                                                     9.4%             11.0%

WORLDWIDE LENDING - MANAGED BASIS:
  TOTAL LOANS                                                  $        44.8     $        40.1              11.7%
  PAST DUE LOANS AS A % OF TOTAL:
    30-89 DAYS                                                           1.7%              1.9%
    90+ DAYS                                                             1.0%              1.1%
  LOSS RESERVES (MILLIONS):
    BEGINNING BALANCE                                          $       1,541     $       1,529               0.8%
      PROVISION                                                          545               607             (10.2)
      NET CHARGE-OFFS                                                   (519)             (558)             (7.0)
      OTHER                                                                3                 4             (33.5)
                                                               -------------     -------------
    ENDING BALANCE                                             $       1,570     $       1,582              (0.7)
                                                               =============     =============
    % OF LOANS                                                           3.5%              3.9%
    % OF PAST DUE                                                        128%              130%
  AVERAGE LOANS                                                $        44.8     $        39.8              12.6%
  NET WRITE-OFF RATE                                                     4.6%              5.6%
  NET INTEREST YIELD                                                     8.7%              9.7%

NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RECOMPUTED TO CONFORM TO CURRENT
      YEAR PRESENTATION.

(PRELIMINARY)

                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)

                                                                               QUARTERS ENDED
                                                -----------------------------------------------------------------------------
                                                  MARCH 31,     DECEMBER 31,    SEPTEMBER 30,     JUNE 30,        MARCH 31,
                                                    2004            2003            2003            2003            2003
                                                -------------   -------------   -------------   -------------   -------------
NET REVENUES:
  DISCOUNT REVENUE                              $       2,368   $       2,432   $       2,221   $       2,152   $       1,976
  NET CARD FEES                                           472             467             462             455             451
  LENDING:
    FINANCE CHARGE REVENUE                                668             654             592             598             681
    INTEREST EXPENSE                                      127             123             116             115             129
                                                -------------   -------------   -------------   -------------   -------------
      NET FINANCE CHARGE REVENUE                          541             531             476             483             552
  TRAVEL COMMISSIONS AND FEES                             417             445             349             373             340
  OTHER COMMISSIONS AND FEES                              510             515             465             457             464
  TRAVELERS CHEQUE INVESTMENT INCOME                       93              93              90              92              92
  SECURITIZATION INCOME, NET                              230             293             301             345             211
  OTHER REVENUES                                          419             435             394             377             400
                                                -------------   -------------   -------------   -------------   -------------
        TOTAL NET REVENUES                              5,050           5,211           4,758           4,734           4,486
                                                -------------   -------------   -------------   -------------   -------------
EXPENSES:
  MARKETING, PROMOTION, REWARDS
      AND CARDMEMBER SERVICES                           1,023           1,141             994             918             761
  PROVISION FOR LOSSES AND CLAIMS:
    CHARGE CARD                                           198             227             213             205             208
    LENDING                                               287             330             279             278             331
    OTHER                                                  29              28              31              37              31
                                                -------------   -------------   -------------   -------------   -------------
      TOTAL                                               514             585             523             520             570
  CHARGE CARD INTEREST EXPENSE                            168             187             186             204             209
  HUMAN RESOURCES                                       1,065           1,003             938             965             916
  OTHER OPERATING EXPENSES                              1,307           1,411           1,225           1,190           1,172
                                                -------------   -------------   -------------   -------------   -------------
        TOTAL EXPENSES                                  4,077           4,327           3,866           3,797           3,628
                                                -------------   -------------   -------------   -------------   -------------
PRETAX INCOME                                             973             884             892             937             858
INCOME TAX PROVISION                                      308             278             286             303             274
                                                -------------   -------------   -------------   -------------   -------------
NET INCOME                                      $         665   $         606   $         606   $         634   $         584
                                                =============   =============   =============   =============   =============

NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO
      CURRENT YEAR PRESENTATION.

(PRELIMINARY)

                            TRAVEL RELATED SERVICES
                      SELECTED MANAGED BASIS INFORMATION
                                  (UNAUDITED)

(MILLIONS)

                                                                               QUARTERS ENDED
                                                -----------------------------------------------------------------------------
                                                  MARCH 31,     DECEMBER 31,    SEPTEMBER 30,     JUNE 30,        MARCH 31,
                                                    2004            2003            2003            2003            2003
                                                -------------   -------------   -------------   -------------   -------------
  LENDING FINANCE CHARGE REVENUE                $       1,207   $       1,186   $       1,177   $       1,164   $       1,170
  LENDING INTEREST EXPENSE                                210             207             190             165             193
  OTHER COMMISSIONS AND FEES                              563             568             510             502             514
  MARKETING, PROMOTION, REWARDS
    AND CARDMEMBER SERVICES                             1,019           1,141             994             870             735
  LENDING PROVISION                                       574             538             534             575             638
  OTHER OPERATING EXPENSES                              1,303           1,411           1,225           1,157           1,155

NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO
      CURRENT YEAR PRESENTATION. SEE PRIOR PAGE FOR COMPARABLE GAAP MEASURES.

(PRELIMINARY)

                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                                               QUARTERS ENDED
                                                -----------------------------------------------------------------------------
                                                  MARCH 31,     DECEMBER 31,    SEPTEMBER 30,     JUNE 30,        MARCH 31,
                                                    2004            2003            2003            2003            2003
                                                -------------   -------------   -------------   -------------   -------------
TOTAL CARDS-IN-FORCE (MILLIONS) (A):
  UNITED STATES                                          37.0            36.4            35.9            35.4            35.2
  OUTSIDE THE UNITED STATES                              24.6            24.1            23.4            22.9            22.4
                                                -------------   -------------   -------------   -------------   -------------
      TOTAL                                              61.6            60.5            59.3            58.3            57.6
                                                =============   =============   =============   =============   =============
BASIC CARDS-IN-FORCE (MILLIONS):
  UNITED STATES                                          28.1            27.7            27.3            27.3            27.1
  OUTSIDE THE UNITED STATES                              20.4            19.9            19.3            18.9            18.5
                                                -------------   -------------   -------------   -------------   -------------
      TOTAL                                              48.5            47.6            46.6            46.2            45.6
                                                =============   =============   =============   =============   =============
CARD BILLED BUSINESS:
  UNITED STATES                                 $        70.1   $        72.3   $        66.3   $        64.6   $        58.9
  OUTSIDE THE UNITED STATES                              25.3            26.2            22.5            21.5            19.9
                                                -------------   -------------   -------------   -------------   -------------
      TOTAL                                     $        95.4   $        98.5   $        88.8   $        86.1   $        78.8
                                                =============   =============   =============   =============   =============

AVERAGE DISCOUNT RATE (A)                                2.59%           2.56%           2.60%           2.59%           2.60%
AVERAGE BASIC CARDMEMBER SPENDING (DOLLARS) (A) $       2,202   $       2,314   $       2,101   $       2,054   $       1,894
AVERAGE FEE PER CARD - MANAGED (DOLLARS) (A)    $          35   $          35   $          35   $          34   $          35
NON-AMEX BRAND (B):
  CARDS-IN-FORCE (MILLIONS)                               0.7             0.7             0.7             0.7             0.7
  BILLED BUSINESS                               $         1.0   $         1.1   $         1.0   $         1.0   $         0.9
TRAVEL SALES                                    $         4.8   $         4.7   $         3.7   $         3.9   $         3.7
  TRAVEL COMMISSIONS AND FEES/SALES (C)                   8.7%            9.5%            9.3%            9.6%            9.3%
TRAVELERS CHEQUE AND PREPAID PRODUCTS:
  SALES                                         $         4.4   $         4.7   $         6.0   $         4.4   $         4.1
  AVERAGE OUTSTANDING                           $         6.8   $         6.6   $         7.0   $         6.4   $         6.5
  AVERAGE INVESTMENTS                           $         7.3   $         7.1   $         7.4   $         6.9   $         6.9
  INVESTMENT YIELD                                        5.4%            5.5%            5.2%            5.5%            5.6%
  TAX EQUIVALENT YIELD                                    8.3%            8.4%            8.0%            8.4%            8.6%
TOTAL DEBT                                      $        38.7   $        38.4   $        33.3   $        34.2   $        34.1
SHAREHOLDER'S EQUITY                            $         8.1   $         7.9   $         8.0   $         7.8   $         7.5
RETURN ON AVERAGE TOTAL SHAREHOLDER'S EQUITY (D)         31.7%           31.3%           31.2%           31.5%           31.3%
RETURN ON AVERAGE TOTAL ASSETS (E)                        3.4%            3.4%            3.4%            3.4%            3.3%


(A) CARDS-IN-FORCE INCLUDE PROPRIETARY CARDS AND CARDS ISSUED UNDER NETWORK PARTNERSHIP AGREEMENTS OUTSIDE THE UNITED STATES. AVERAGE DISCOUNT RATE, AVERAGE BASIC CARDMEMBER SPENDING AND AVERAGE FEE PER CARD ARE COMPUTED FROM PROPRIETARY CARD ACTIVITIES ONLY.

(B) THESE DATA RELATE TO VISA AND EUROCARDS ISSUED IN CONNECTION WITH JOINT VENTURE ACTIVITIES.

(C)  COMPUTED FROM INFORMATION PROVIDED HEREIN.

(D) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL SHAREHOLDER'S EQUITY AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(E) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL ASSETS AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(PRELIMINARY)

                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (UNAUDITED)

(BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                                               QUARTERS ENDED
                                                -----------------------------------------------------------------------------
                                                  MARCH 31,     DECEMBER 31,    SEPTEMBER 30,     JUNE 30,        MARCH 31,
                                                    2004            2003            2003            2003            2003
                                                -------------   -------------   -------------   -------------   -------------
WORLDWIDE CHARGE CARD RECEIVABLES:
  TOTAL RECEIVABLES                             $        27.9   $        28.4   $        26.4   $        26.0   $        24.3
  90 DAYS PAST DUE AS A % OF TOTAL                        2.0%            1.9%            2.0%            2.1%            2.4%
  LOSS RESERVES (MILLIONS)                      $         896   $         916   $         921   $         943   $         923
    % OF RECEIVABLES                                      3.2%            3.2%            3.5%            3.6%            3.8%
    % OF 90 DAYS PAST DUE                                 164%            171%            174%            171%            159%
  NET LOSS RATIO AS A % OF CHARGE VOLUME                 0.26%           0.27%           0.28%           0.29%           0.28%

WORLDWIDE LENDING - OWNED BASIS:
  TOTAL LOANS                                   $        24.5   $        25.8   $        22.6   $        22.6   $        22.0
  PAST DUE LOANS AS A % OF TOTAL:
    30-89 DAYS                                            1.7%            1.6%            1.7%            1.6%            1.8%
    90+ DAYS                                              1.1%            1.1%            1.1%            1.2%            1.2%
  LOSS RESERVES (MILLIONS):
    BEGINNING BALANCE                           $         998   $         938   $       1,017   $       1,025   $       1,030
      PROVISION                                           257             304             261             256             300
      NET CHARGE-OFFS                                    (264)           (275)           (282)           (282)           (309)
      OTHER                                                 3              31             (58)             18               4
                                                -------------   -------------   -------------   -------------   -------------
    ENDING BALANCE                              $         994   $         998   $         938   $       1,017   $       1,025
                                                =============   =============   =============   =============   =============
    % OF LOANS                                            4.1%            3.9%            4.2%            4.5%            4.7%
    % OF PAST DUE                                         145%            146%            150%            161%            153%
  AVERAGE LOANS                                 $        25.1   $        23.8   $        22.5   $        22.0   $        22.2
  NET WRITE-OFF RATE                                      4.2%            4.6%            5.0%            5.1%            5.6%
  NET INTEREST YIELD                                      9.4%            9.6%            9.2%            9.7%           11.0%

WORLDWIDE LENDING - MANAGED BASIS:
  TOTAL LOANS                                   $        44.8   $        45.3   $        42.1   $        42.1   $        40.1
  PAST DUE LOANS AS A % OF TOTAL:
    30-89 DAYS                                            1.7%            1.6%            1.7%            1.7%            1.9%
    90+ DAYS                                              1.0%            1.1%            1.1%            1.1%            1.1%
  LOSS RESERVES (MILLIONS):
    BEGINNING BALANCE                           $       1,541   $       1,519   $       1,594   $       1,582   $       1,529
      PROVISION                                           545             511             518             552             607
      NET CHARGE-OFFS                                    (519)           (520)           (535)           (558)           (558)
      OTHER                                                 3              31             (58)             18               4
                                                -------------   -------------   -------------   -------------   -------------
    ENDING BALANCE                              $       1,570   $       1,541   $       1,519   $       1,594   $       1,582
                                                =============   =============   =============   =============   =============
    % OF LOANS                                            3.5%            3.4%            3.6%            3.8%            3.9%
    % OF PAST DUE                                         128%            127%            128%            137%            130%
  AVERAGE LOANS                                 $        44.8   $        43.3   $        42.1   $        41.2   $        39.8
  NET WRITE-OFF RATE                                      4.6%            4.8%            5.1%            5.4%            5.6%
  NET INTEREST YIELD                                      8.7%            8.7%            9.0%            9.5%            9.7%

NOTE: CERTAIN PRIOR PERIOD AMOUNTS HAVE BEEN RECOMPUTED TO CONFORM TO CURRENT
      YEAR PRESENTATION.

(PRELIMINARY)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)

                                                               QUARTERS ENDED
                                                                  MARCH 31,
                                                     ---------------------------------     PERCENTAGE
                                                         2004                 2003         INC/(DEC)
                                                     -------------       -------------    -------------
REVENUES:
  INVESTMENT INCOME                                  $         556       $         558             (0.3)%
  MANAGEMENT AND DISTRIBUTION FEES                             781                 522             49.8
  OTHER REVENUES                                               391                 331             17.7
                                                     -------------       -------------
    TOTAL REVENUES                                           1,728               1,411             22.4
                                                     -------------       -------------

EXPENSES:
  PROVISION FOR LOSSES AND BENEFITS:
    ANNUITIES                                                  255                 273             (6.5)
    INSURANCE                                                  201                 192              5.2
    INVESTMENT CERTIFICATES                                     45                  41              7.9
                                                     -------------       -------------
      TOTAL                                                    501                 506             (0.9)
  HUMAN RESOURCES                                              603                 479             25.7
  OTHER OPERATING EXPENSES                                     307                 248             23.8
                                                     -------------       -------------
    TOTAL EXPENSES                                           1,411               1,233             14.4
                                                     -------------       -------------
PRETAX INCOME BEFORE ACCOUNTING CHANGE                         317                 178             77.9
INCOME TAX PROVISION                                            89                  45             99.0
                                                     -------------       -------------
INCOME BEFORE ACCOUNTING CHANGE                                228                 133             70.9
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX             (71)(A)               -                -
                                                     -------------       -------------
NET INCOME                                           $         157       $         133             18.0
                                                     =============       =============

(A) REFLECTS A $109 MILLION NON-CASH PRETAX CHARGE ($71 MILLION AFTER-TAX) RELATED TO THE JANUARY 1, 2004 ADOPTION OF SOP 03-1. RECLASSIFICATION OF PRIOR PERIOD AMOUNTS TO CONFORM TO AEFA'S CURRENT PERIOD PRESENTATION AS A RESULT OF ADOPTING SOP 03-1 WERE NOT MATERIAL.

(PRELIMINARY)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(MILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                               QUARTERS ENDED
                                                                  MARCH 31,
                                                     ---------------------------------     PERCENTAGE
                                                         2004                 2003         INC/(DEC)
                                                     -------------       -------------    -------------
INVESTMENTS (BILLIONS) (A)                           $        43.4       $        40.3              7.8%
CLIENT CONTRACT RESERVES (BILLIONS)                  $        41.6       $        38.6              7.6%
SHAREHOLDER'S EQUITY (BILLIONS)                      $         7.4       $         6.3             17.6%
RETURN ON AVERAGE TOTAL SHAREHOLDER'S EQUITY
  BEFORE ACCOUNTING CHANGE (B)                                11.5%                9.8%
RETURN ON AVERAGE TOTAL SHAREHOLDER'S EQUITY (B)              10.2%                9.8%

LIFE INSURANCE INFORCE (BILLIONS)                    $       135.0       $       121.4             11.3%
ASSETS OWNED, MANAGED OR
  ADMINISTERED (BILLIONS):
    ASSETS MANAGED FOR INSTITUTIONS (C)              $       123.4       $        41.4                 #
    ASSETS OWNED, MANAGED OR ADMINISTERED
      FOR INDIVIDUALS:
      OWNED ASSETS:
        SEPARATE ACCOUNT ASSETS (C)                           32.4                21.3             52.5%
        OTHER OWNED ASSETS (C)                                58.9                51.5             14.2
                                                     -------------       -------------
          TOTAL OWNED ASSETS                                  91.3                72.8             25.4
      MANAGED ASSETS (C)                                     109.3                79.9             36.8
      ADMINISTERED ASSETS (D)                                 54.4                34.0             60.0
                                                     -------------       -------------
        TOTAL                                        $       378.4       $       228.1             65.9
                                                     =============       =============
MARKET APPRECIATION (DEPRECIATION) DURING
  THE PERIOD:
  OWNED ASSETS:
    SEPARATE ACCOUNT ASSETS                          $         756       $        (471)                #
    OTHER OWNED ASSETS                               $         713       $          20                 #
  MANAGED ASSETS                                     $       5,453       $      (1,145)                #

CASH SALES:
  MUTUAL FUNDS                                       $       9,799       $       6,800             44.1%
  ANNUITIES                                                  2,255               2,205              2.3
  INVESTMENT CERTIFICATES                                    1,324               1,067             24.1
  LIFE AND OTHER INSURANCE PRODUCTS                            218                 162             34.7
  INSTITUTIONAL                                              1,415                 692                 #
  OTHER                                                      1,292               1,683            (23.3)
                                                     -------------       -------------
TOTAL CASH SALES                                     $      16,303       $      12,609             29.3
                                                     =============       =============
NUMBER OF FINANCIAL ADVISORS                                12,070              11,606              4.0%
FEES FROM FINANCIAL PLANS AND ADVICE SERVICES        $        33.2       $        31.7              4.9%
PERCENTAGE OF TOTAL SALES FROM FINANCIAL PLANS
  AND ADVICE SERVICES                                         75.3%               75.6%

# - DENOTES A VARIANCE OF MORE THAN 100%.

(A)  EXCLUDES CASH, DERIVATIVES, SHORT-TERM AND OTHER INVESTMENTS.

(B) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL SHAREHOLDER'S EQUITY AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(C) AT MARCH 31, 2004, AMOUNTS REFLECT SEPTEMBER 30, 2003 THREADNEEDLE ACQUISITION BALANCES OF $73.2 BILLION OF ASSETS MANAGED FOR INSTITUTIONS, $2.6 BILLION OF SEPARATE ACCOUNT ASSETS, $1.0 BILLION OF OTHER OWNED ASSETS AND $7.9 BILLION OF ASSETS MANAGED FOR INDIVIDUALS.

(D) EXCLUDES NON-BRANDED ADMINISTERED ASSETS OF $3.8 BILLION AT MARCH 31, 2003. ASSUMING SUCH ASSETS HAD BEEN INCLUDED, THE INCREASE IN ADMINISTERED ASSETS WOULD HAVE BEEN 43.9%.

(PRELIMINARY)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)

                                                                                  QUARTERS ENDED
                                           -------------------------------------------------------------------------------------
                                             MARCH 31,         DECEMBER 31,        SEPTEMBER 30,     JUNE 30,        MARCH 31,
                                               2004                2003                2003            2003            2003
                                           -------------       -------------       -------------   -------------   -------------
REVENUES:
  INVESTMENT INCOME                        $         556       $         599       $         551   $         571   $         558
  MANAGEMENT AND DISTRIBUTION FEES                   781                 759                 606             571             522
  OTHER REVENUES                                     391                 382                 368             354             331
                                           -------------       -------------       -------------   -------------   -------------
    TOTAL REVENUES                                 1,728               1,740               1,525           1,496           1,411
                                           -------------       -------------       -------------   -------------   -------------

EXPENSES:
  PROVISION FOR LOSSES AND BENEFITS:
    ANNUITIES                                        255                 274                 277             280             273
    INSURANCE                                        201                 226                 212             187             192
    INVESTMENT CERTIFICATES                           45                  55                  46              59              41
                                           -------------       -------------       -------------   -------------   -------------
      TOTAL                                          501                 555                 535             526             506
  HUMAN RESOURCES                                    603                 592                 511             508             479
  OTHER OPERATING EXPENSES                           307                 345                 255             253             248
                                           -------------       -------------       -------------   -------------   -------------
    TOTAL EXPENSES                                 1,411               1,492               1,301           1,287           1,233
                                           -------------       -------------       -------------   -------------   -------------
PRETAX INCOME BEFORE ACCOUNTING CHANGE               317                 248                 224             209             178
INCOME TAX PROVISION                                  89                  53                  27              52              45
                                           -------------       -------------       -------------   -------------   -------------
INCOME BEFORE ACCOUNTING CHANGE                      228                 195                 197             157             133
CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
  NET OF TAX                                         (71)(A)             (13)(B)               -               -               -
                                           -------------       -------------       -------------   -------------   -------------
NET INCOME                                 $         157       $         182       $         197   $         157   $         133
                                           =============       =============       =============   =============   =============

(A) REFLECTS A $109 MILLION NON-CASH PRETAX CHARGE ($71 MILLION AFTER-TAX) RELATED TO THE JANUARY 1, 2004 ADOPTION OF SOP 03-1. RECLASSIFICATION OF PRIOR PERIOD AMOUNTS TO CONFORM TO AEFA'S CURRENT PERIOD PRESENTATION AS A RESULT OF ADOPTING SOP 03-1 WERE NOT MATERIAL.

(B) REFLECTS A $20 MILLION NON-CASH PRETAX CHARGE ($13 MILLION AFTER-TAX) RELATED TO THE DECEMBER 31, 2003 ADOPTION OF FIN 46, AS REVISED.

(PRELIMINARY)

                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(MILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                                               QUARTERS ENDED
                                           -------------------------------------------------------------------------------------
                                             MARCH 31,      DECEMBER 31,        SEPTEMBER 30,       JUNE 30,         MARCH 31,
                                               2004             2003                2003              2003             2003
                                           -------------    -------------       -------------     -------------    -------------
INVESTMENTS (BILLIONS) (A)                 $        43.4    $        42.1       $        42.3     $        42.4    $        40.3
CLIENT CONTRACT RESERVES (BILLIONS)        $        41.6    $        41.2       $        40.8     $        40.2    $        38.6
SHAREHOLDER'S EQUITY (BILLIONS)            $         7.4    $         7.1       $         7.1     $         6.7    $         6.3
RETURN ON AVERAGE TOTAL SHAREHOLDER'S
  EQUITY BEFORE ACCOUNTING CHANGE (B)               11.5%            10.4%               10.1%              9.6%             9.8%
RETURN ON AVERAGE TOTAL SHAREHOLDER'S
  EQUITY (B)                                        10.2%            10.2%               10.1%              9.6%             9.8%

LIFE INSURANCE INFORCE (BILLIONS)          $       135.0    $       131.4       $       127.5     $       124.4    $       121.4
ASSETS OWNED, MANAGED OR
  ADMINISTERED (BILLIONS):
    ASSETS MANAGED FOR INSTITUTIONS (C)    $       123.4    $       116.4(F)    $       116.7     $        43.8    $        41.4
    ASSETS OWNED, MANAGED OR
      ADMINISTERED FOR INDIVIDUALS:
      OWNED ASSETS:
        SEPARATE ACCOUNT ASSETS (C)                 32.4             30.8                27.6              24.1             21.3
        OTHER OWNED ASSETS (C)                      58.9             53.8(E)             53.3              52.2             51.5
                                           -------------    -------------       -------------     -------------    -------------
          TOTAL OWNED ASSETS                        91.3             84.6                80.9              76.3             72.8
      MANAGED ASSETS (C)                           109.3            110.2                96.6              87.3             79.9
      ADMINISTERED ASSETS (D)                       54.4             54.1                45.6              37.4             34.0
                                           -------------    -------------       -------------     -------------    -------------
        TOTAL                              $       378.4    $       365.3       $       339.8     $       244.8    $       228.1
                                           =============    =============       =============     =============    =============
MARKET APPRECIATION (DEPRECIATION)
  DURING THE PERIOD:
  OWNED ASSETS:
    SEPARATE ACCOUNT ASSETS                $         756    $       2,752       $         613     $       2,620    $        (471)
    OTHER OWNED ASSETS                     $         713    $        (275)      $        (388)    $         399    $          20
  MANAGED ASSETS                           $       5,453    $      15,767       $       2,134     $       9,457    $      (1,145)

CASH SALES:
  MUTUAL FUNDS                             $       9,799    $       9,096       $       7,361     $       7,150    $       6,800
  ANNUITIES                                        2,255            1,683               1,866             2,581            2,205
  INVESTMENT CERTIFICATES                          1,324            1,520               1,542             1,607            1,067
  LIFE AND OTHER INSURANCE PRODUCTS                  218              212                 198               188              162
  INSTITUTIONAL                                    1,415              939                 680               722              692
  OTHER                                            1,292              978               1,595             1,531            1,683
                                           -------------    -------------       -------------     -------------    -------------
TOTAL CASH SALES                           $      16,303    $      14,428       $      13,242     $      13,779    $      12,609
                                           =============    =============       =============     =============    =============

NUMBER OF FINANCIAL ADVISORS                      12,070           12,121              11,742            11,667           11,606
FEES FROM FINANCIAL PLANS AND ADVICE
  SERVICES                                 $        33.2    $        20.6       $        34.9     $        33.5    $        31.7
PERCENTAGE OF TOTAL SALES FROM FINANCIAL
  PLANS AND ADVICE SERVICES                         75.3%            74.6%               75.0%             74.0%            75.6%

(A)  EXCLUDES CASH, DERIVATIVES, SHORT-TERM AND OTHER INVESTMENTS.

(B) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL SHAREHOLDER'S EQUITY AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(C) AT SEPTEMBER 30, 2003, INCLUDES $73.2 BILLION OF ASSETS MANAGED FOR INSTITUTIONS, $2.6 BILLION OF SEPARATE ACCOUNT ASSETS, $1.0 BILLION OF OTHER OWNED ASSETS AND $7.9 BILLION OF ASSETS MANAGED FOR INDIVIDUALS RELATED TO THE SEPTEMBER 30, 2003 THREADNEEDLE ACQUISITION.

(D) EXCLUDES NON-BRANDED ADMINISTERED ASSETS OF $5.4 BILLION AND $3.8 BILLION FOR THE QUARTERS ENDED JUNE 30, 2003 AND MARCH 31, 2003, RESPECTIVELY.

(E) AS A RESULT OF AEFA'S DECEMBER 31, 2003 ADOPTION OF FIN 46, AS REVISED, $0.5 BILLION OF ADDITIONAL ASSETS WERE CONSOLIDATED.

(F) AS A RESULT OF AEFA'S DECEMBER 31, 2003 ADOPTION OF FIN 46, AS REVISED, MANAGED ASSETS DECREASED BY $3.8 BILLION.

(PRELIMINARY)

                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)

                                                               QUARTERS ENDED
                                                                  MARCH 31,
                                                     ---------------------------------     PERCENTAGE
                                                         2004                 2003         INC/(DEC)
                                                     -------------       -------------    -------------
NET REVENUES:
  INTEREST INCOME                                    $         134       $         149             (9.7)%
  INTEREST EXPENSE                                              53                  60            (11.6)
                                                     -------------       -------------
    NET INTEREST INCOME                                         81                  89             (8.5)
  COMMISSIONS AND FEES                                          70                  55             27.0
  FOREIGN EXCHANGE INCOME & OTHER REVENUES                      59                  53             10.7
                                                     -------------       -------------
    TOTAL NET REVENUES                                         210                 197              6.6
                                                     -------------       -------------

EXPENSES:
  HUMAN RESOURCES                                               75                  61             24.3
  OTHER OPERATING EXPENSES                                      81                  73             10.8
  PROVISION FOR LOSSES                                           6                  34            (82.3)
                                                     -------------       -------------
    TOTAL EXPENSES                                             162                 168             (3.2)
                                                     -------------       -------------
PRETAX INCOME                                                   48                  29             62.3
INCOME TAX PROVISION                                            18                  10             76.4
                                                     -------------       -------------
NET INCOME                                           $          30       $          19             55.0
                                                     =============       =============

(PRELIMINARY)

                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                               QUARTERS ENDED
                                                                  MARCH 31,
                                                     ---------------------------------     PERCENTAGE
                                                         2004                 2003         INC/(DEC)
                                                     -------------       -------------    -------------
TOTAL SHAREHOLDER'S EQUITY (MILLIONS)                $         992       $         918              8.1%
RETURN ON AVERAGE TOTAL SHAREHOLDER'S EQUITY (A)              11.9%               10.0%
RETURN ON AVERAGE TOTAL ASSETS (B)                            0.81%               0.71%
TOTAL LOANS                                          $         6.4       $         5.7             11.1%
TOTAL NON-PERFORMING LOANS (MILLIONS) (C)            $          69       $         106            (35.4)%
OTHER NON-PERFORMING ASSETS (MILLIONS)               $          10       $          15            (31.2)%
RESERVE FOR CREDIT LOSSES (MILLIONS) (D)             $         113       $         155            (26.9)%
LOAN LOSS RESERVE AS A % OF TOTAL LOANS                        1.7%                2.5%
TOTAL PERSONAL FINANCIAL SERVICES (PFS) LOANS        $         1.3       $         1.5            (12.2)%
30+ DAYS PAST DUE PFS LOANS AS A % OF
  TOTAL PFS LOANS                                              5.5%                5.0%
DEPOSITS                                             $        10.7       $         9.5             12.9%
ASSETS MANAGED (E) / ADMINISTERED                    $        16.8       $        13.1             28.3%
ASSETS OF NON-CONSOLIDATED JOINT VENTURES            $         1.8       $         1.7              2.0%
RISK-BASED CAPITAL RATIOS (F):
  TIER 1                                                      11.7%               10.8%
  TOTAL                                                       11.5%               11.0%
LEVERAGE RATIO                                                 5.7%                5.5%

(A) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL SHAREHOLDER'S EQUITY AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(B) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL ASSETS AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(C) AEB DEFINES NON-PERFORMING LOANS AS LOANS (OTHER THAN CERTAIN SMALLER-BALANCE LOANS) ON WHICH THE ACCRUAL OF INTEREST IS DISCONTINUED BECAUSE THE CONTRACTUAL PAYMENT OF PRINCIPAL OR INTEREST HAS BECOME 90 DAYS PAST DUE OR IF, IN MANAGEMENT'S OPINION, THE BORROWER IS UNLIKELY TO MEET ITS CONTRACTUAL OBLIGATIONS. FOR SMALLER-BALANCE LOANS, MANAGEMENT ESTABLISHES RESERVES IT BELIEVES TO BE ADEQUATE TO ABSORB CREDIT LOSSES INHERENT IN THE PORTFOLIO. GENERALLY, THESE LOANS ARE WRITTEN OFF IN FULL WHEN AN IMPAIRMENT IS DETERMINED OR WHEN THE LOAN BECOMES 120 OR 180 DAYS PAST DUE, DEPENDING ON LOAN TYPE.

(D)  ALLOCATION OF RESERVES (MILLIONS):

       LOANS                                         $         106       $         145
       OTHER ASSETS, PRIMARILY MATURED FOREIGN
         EXCHANGE AND OTHER DERIVATIVE CONTRACTS                 6                   5
       OTHER CREDIT-RELATED COMMITMENTS                          1                   5
                                                     -------------       -------------
         TOTAL RESERVE FOR CREDIT LOSSES             $         113       $         155
                                                     =============       =============

(E)  INCLUDES ASSETS MANAGED BY AMERICAN EXPRESS FINANCIAL ADVISORS.

(F)  BASED ON LEGAL ENTITY FINANCIAL INFORMATION.

(PRELIMINARY)

                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (UNAUDITED)

(MILLIONS)

                                                                          QUARTERS ENDED
                                           -----------------------------------------------------------------------------
                                             MARCH 31,     DECEMBER 31,    SEPTEMBER 30,     JUNE 30,        MARCH 31,
                                               2004            2003            2003            2003            2003
                                           -------------   -------------   -------------   -------------   -------------
NET REVENUES:
  INTEREST INCOME                          $         134   $         139   $         139   $         148   $         149
  INTEREST EXPENSE                                    53              57              52              57              60
                                           -------------   -------------   -------------   -------------   -------------
    NET INTEREST INCOME                               81              82              87              91              89
  COMMISSIONS AND FEES                                70              68              58              57              55
  FOREIGN EXCHANGE INCOME & OTHER REVENUES            59              55              54              52              53
                                           -------------   -------------   -------------   -------------   -------------
    TOTAL NET REVENUES                               210             205             199             200             197
                                           -------------   -------------   -------------   -------------   -------------

EXPENSES:
  HUMAN RESOURCES                                     75              75              71              64              61
  OTHER OPERATING EXPENSES                            81              67              69              70              73
  PROVISION FOR LOSSES                                 6              21              20              27              34
  RESTRUCTURING CHARGES                                -               -              (2)              -               -
                                           -------------   -------------   -------------   -------------   -------------
    TOTAL EXPENSES                                   162             163             158             161             168
                                           -------------   -------------   -------------   -------------   -------------
PRETAX INCOME                                         48              42              41              39              29
INCOME TAX PROVISION                                  18              13              14              12              10
                                           -------------   -------------   -------------   -------------   -------------
NET INCOME                                 $          30   $          29   $          27   $          27   $          19
                                           =============   =============   =============   =============   =============

(PRELIMINARY)

                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (UNAUDITED)

(BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                                            QUARTERS ENDED
                                           ---------------------------------------------------------------------------------
                                             MARCH 31,      DECEMBER 31,     SEPTEMBER 30,      JUNE 30,         MARCH 31,
                                               2004             2003             2003             2003             2003
                                           -------------    -------------    -------------    -------------    -------------
TOTAL SHAREHOLDER'S EQUITY (MILLIONS)      $         992    $         949    $         952    $         955    $         918
RETURN ON AVERAGE TOTAL SHAREHOLDER'S
  EQUITY (A)                                        11.9%            10.8%            10.4%            10.5%            10.0%
RETURN ON AVERAGE TOTAL ASSETS (B)                  0.81%            0.74%            0.74%            0.75%            0.71%
TOTAL LOANS                                $         6.4    $         6.5    $         6.2    $         5.8    $         5.7
TOTAL NON-PERFORMING LOANS (MILLIONS) (C)  $          69    $          78    $          84    $         102    $         106
OTHER NON-PERFORMING ASSETS (MILLIONS)     $          10    $          15    $          15    $          16    $          15
RESERVE FOR CREDIT LOSSES (MILLIONS) (D)   $         113    $         121    $         125    $         151    $         155
LOAN LOSS RESERVE AS A % OF TOTAL LOANS              1.7%             1.7%             1.9%             2.4%             2.5%
TOTAL PERSONAL FINANCIAL SERVICES
  (PFS) LOANS                              $         1.3    $         1.4    $         1.4    $         1.5    $         1.5
30+ DAYS PAST DUE PFS LOANS AS A % OF
  TOTAL PFS LOANS                                    5.5%             6.6%             5.3%             5.5%             5.0%
DEPOSITS                                   $        10.7    $        10.8    $        10.6    $        10.1    $         9.5
ASSETS MANAGED (E) / ADMINISTERED          $        16.8    $        16.2    $        15.0    $        14.1    $        13.1
ASSETS OF NON-CONSOLIDATED JOINT VENTURES  $         1.8    $         1.7    $         1.7    $         1.8    $         1.7
RISK-BASED CAPITAL RATIOS (F):
  TIER 1                                            11.7%            11.4%            10.5%            10.5%            10.8%
  TOTAL                                             11.5%            11.3%            10.8%            10.7%            11.0%
LEVERAGE RATIO                                       5.7%             5.5%             6.0%             5.5%             5.5%

(A) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL SHAREHOLDER'S EQUITY AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(B) COMPUTED ON A TRAILING 12-MONTH BASIS USING TOTAL ASSETS AS INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GAAP.

(C) AEB DEFINES NON-PERFORMING LOANS AS LOANS (OTHER THAN CERTAIN SMALLER-BALANCE LOANS) ON WHICH THE ACCRUAL OF INTEREST IS DISCONTINUED BECAUSE THE CONTRACTUAL PAYMENT OF PRINCIPAL OR INTEREST HAS BECOME 90 DAYS PAST DUE OR IF, IN MANAGEMENT'S OPINION, THE BORROWER IS UNLIKELY TO MEET ITS CONTRACTUAL OBLIGATIONS. FOR SMALLER-BALANCE LOANS, MANAGEMENT ESTABLISHES RESERVES IT BELIEVES TO BE ADEQUATE TO ABSORB CREDIT LOSSES INHERENT IN THE PORTFOLIO. GENERALLY, THESE LOANS ARE WRITTEN OFF IN FULL WHEN AN IMPAIRMENT IS DETERMINED OR WHEN THE LOAN BECOMES 120 OR 180 DAYS PAST DUE, DEPENDING ON LOAN TYPE.

(D)  ALLOCATION OF RESERVES (MILLIONS):

     LOANS                                 $         106    $         113    $         117    $         142    $         145
     OTHER ASSETS, PRIMARILY MATURED
       FOREIGN EXCHANGE AND OTHER
       DERIVATIVE CONTRACTS                            6                6                6                5                5
     OTHER CREDIT-RELATED COMMITMENTS                  1                2                2                4                5
                                           -------------    -------------    -------------    -------------    -------------
       TOTAL RESERVE FOR CREDIT LOSSES     $         113    $         121    $         125    $         151    $         155
                                           =============    =============    =============    =============    =============

(E)  INCLUDES ASSETS MANAGED BY AMERICAN EXPRESS FINANCIAL ADVISORS.

(F)  BASED ON LEGAL ENTITY FINANCIAL INFORMATION.

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